EXHIBIT 32

              Certification of Chief Executive Officer Pursuant to
     Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350

In connection with the annual report on Form 10-KSB of Milk Bottle Cards Inc. (Registrant), as filed with the Securities and Exchange Commission (the Report), I, Nicole Milkovish, Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer of Registrant, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

     (1) this annual report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in this annual report fairly presents in all material respects, the financial condition and results of operations of Registrant.


April 20, 2005                 Milk Bottle Cards, Inc., Registrant


                                   /s/ Nicole Milkovich
                                   -----------------------------------
                               By: Nicole Milkovich, President,
                                   CEO, Secretary, Treasurer, CFO,
                                   Principal Accounting Officer and
                                   Sole Director